Exhibit 24.1

POWER OF ATTORNEY

The undersigned hereby appoints Mark A. Hiatt and Timothy Francis, or either of them, as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2012, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of January, 2013.

/s/ Michael Yanney
Michael Yanney

POWER OF ATTORNEY

The undersigned hereby appoints Mark A. Hiatt and Timothy Francis, or either of them, as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2012, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of January, 2013.

/s/ Lisa Yanney Roskens
Lisa Yanney Roskens

POWER OF ATTORNEY

The undersigned hereby appoints Mark A. Hiatt and Timothy Francis, or either of them, as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2012, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 23rd day of January, 2013.

/s/ Mariann Byerwalter
Mariann Byerwalter

POWER OF ATTORNEY

The undersigned hereby appoints Mark A. Hiatt and Timothy Francis, or either of them, as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2012, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25th day of January, 2013.

/s/ William S. Carter, M.D.
William S. Carter, M.D.

POWER OF ATTORNEY

The undersigned hereby appoints Mark A. Hiatt and Timothy Francis, or either of them, as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2012, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 23rd day of January, 2013.

/s/ Patrick J. Jung
Patrick J. Jung

POWER OF ATTORNEY

The undersigned hereby appoints Mark A. Hiatt and Timothy Francis, or either of them, as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2012, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of February, 2013.

/s/ George H. Krauss
George H. Krauss

POWER OF ATTORNEY

The undersigned hereby appoints Mark A. Hiatt and Timothy Francis, or either of them, as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2012, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of February, 2013.

/s/ Martin A. Massengale
Martin A. Massengale

POWER OF ATTORNEY

The undersigned hereby appoints Mark A. Hiatt and Timothy Francis, or either of them, as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2012, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of January, 2013.

/s/ Gail Walling Yanney
Gail Walling Yanney

POWER OF ATTORNEY

The undersigned hereby appoints Mark A. Hiatt and Timothy Francis, or either of them, as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2012, required to be filed with the Securities and Exchange Commission by America First Tax Exempt Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 25th day of January, 2013.

/s/ Clayton K. Yeutter
Clayton K. Yeutter